DRYDEN NATIONAL MUNICIPALS FUND, INC.

Supplement dated December 15, 2006 to

Statement of Additional Information dated April 3, 2006

Effective as of December 15, 2006, the rate utilized to calculate the fees payable by Prudential Investments LLC to Prudential Investment Management, Inc. will change. To reflect this change, the section of Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements is revised by deleting the information appearing in the “fee rate” column of the table entitled “Subadvisory Fees Paid by PI,” and substituting the following new fee rate:

Fee Rate
.25% up to $250 million,
.238% of the next $250 million,
.225% of the next $500 million,
.181% of the next $250 million,
.160% of the next $250 million,
.141% over $1.5 billion.

LR0096